DEBT Debt (Notes)	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
DEBT

(in thousands of $)	2014	2013
Total debt	1,052,532	889,471
Less: Short-term debt due to related parties	(20,000)	—
Less: Current portion of long-term debt due to third parties	(124,221)	(156,363)
Long-term debt	908,311	733,108

Our outstanding debt as of December 31, 2014 is repayable as follows:

Year Ending December 31, (in thousands of $)
2015	144,221
2016	87,989
2017	262,439
2018	393,906
2019	44,122
2020 and thereafter	119,855
Total	1,052,532

Excluding the high-yield bonds, our debt is denominated in U.S. dollars and bears interest at fixed or floating rates at a weighted average interest rate for the years ended December 31, 2014 and 2013 of 2.90% and 3.37%, respectively.

At December 31, 2014, the maturity dates for our debt were as follows:

(in thousands of $)	2014	2013	Maturity date
Golar LNG revolving credit facility (see note 25 (i))	20,000	—	2015
Golar Maria facility	79,525	84,525	2018*
High-yield bonds	174,450	214,100	2017
Golar LNG Partners credit facility	203,500	160,500	2018
Golar Partners Operating credit facility	235,000	215,000	2018
Golar Freeze facility	59,107	74,646	2018**
NR Satu facility	126,400	140,700	2020
Golar Igloo debt	154,550	—	2019/2026***
	1,052,532	889,471
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* A final balloon payment is due on the facility in December 2015. In April 2015, we obtained a signed term sheet from certain lenders to refinance the Golar Maria credit facility (see "Golar Maria Facility" below).
**The Commercial Loan facility tranche matures in June 2015. In April 2015, we obtained a signed term sheet from certain lenders to refinance the Commercial Loan facility tranche (see "Golar Freeze Facility" below) . The Exportfinans Loan facility tranche matures in June 2018.
***The Kexim and K-sure tranches have a term of twelve years from the date of draw down and the Commercial tranche has a term of five years from the date of draw down.

Golar Maria Facility

The Golar Maria facility was assumed by us upon the acquisition of the company that owns and operates the vessel from Golar in February 2013. The amount originally drawn down under the facility was $120 million, but the balance outstanding under the facility at the date of acquisition was $89.5 million. The facility is secured against the Golar Maria. In December 2014, we accepted an offer from the incumbent lenders to extend the Golar Maria facility for up to 12 months from its original maturity of December 2014. In December 2014, we entered into a supplemental deed with the incumbent lenders which amended the existing loan agreement. The amended deed provided for the release of World Shipholding Ltd. and other related companies indirectly controlled by trusts established by Mr. John Fredriksen for the benefit of certain members of his immediate family, as guarantors to the facility and amended certain terms mainly extending the Golar Maria facility for up to 12 months from its original maturity of December 2014. In connection with the extension, the margin on LIBOR on this facility was increased from 0.95% to 1.65%. The facility is repayable in quarterly installments with a final balloon payment of $75.8 million due in December 2015. As of December 31, 2014, we had $79.5 million of borrowings outstanding under the Golar Maria facility.

In April 2015, we obtained a signed term sheet from certain lenders to refinance the Golar Maria credit facility (which matures in December 2015) and the commercial loan tranche of the Golar Freeze facility (which matures in June 2015). The entry into the new credit agreement to refinance the Golar Maria credit facility and the commercial loan tranche of the Golar Freeze facility is subject to the negotiation and execution of a definitive credit agreement and the satisfaction of certain conditions ordinarily contained in these types of credit agreements. We cannot assure you that such proposed new credit agreement will be executed or that it will be effective prior to the maturity date of the Golar Maria facility or the commercial loan tranche of the Golar Freeze facility. Based on the term sheet, we expect that the facility will be a senior secured amortizing term loan and revolving credit facility in an amount equal to the lesser of $180 million or 60% of the combined fair market value of the vessels, the Golar Maria and the Golar Freeze, of which $120 million is a binding commitment. We expect that the facility will be divided into a term loan facility and a revolving credit facility. We expect that the term loan will in an amount equal to the lower of $150 million or 50% of the combined fair market value of the vessels and will be repaid in 12 quarterly installments of $3 million plus a balloon payment of $114 million. We expect that the revolving credit facility will be in an amount equal to the lower of $30 million or 10% of the combined fair market value of the vessels. The revolving credit facility will be available for drawing on a full revolving basis from drawdown of the term loan, up to three months prior to the final maturity date, in minimum amount of $5 million. All amounts outstanding are subject to repayment by the final maturity date, which we expect will be in June 2018. We therefore classified the $73.5 million outstanding loan under the Golar Maria credit facility, under long-term debt in our consolidated balance sheet.

High-yield Bonds

In October 2012, we completed the issuance of NOK 1,300 million senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds at the time of issuance is equivalent to approximately $227 million. The bonds bear interest at three months NIBOR plus a margin of 5.20% payable quarterly. All interest and principal payments on the bonds were swapped into U.S. dollars including fixing interest payments at 6.485%. The net proceeds from the bonds were used primarily to repay the $222.3 million 6.75% loan due October 2014 from Golar that was utilized to purchase the Golar Freeze (Golar LNG Vendor Financing Loan - Golar Freeze). The bonds were listed on the Oslo Bors ASA in December 2012. As of December 31, 2014, the U.S. dollar equivalent of the principal amount is $174.5 million.

Golar LNG Partners Credit Facility

In September 2008, we refinanced existing loan facilities in respect of two of our vessels, the Methane Princess and the Golar Spirit, and entered into a new $285 million revolving credit facility with a banking consortium. The loan is secured against the Golar Spirit and the assignment to the lending banks of a mortgage given to us by the lessors of the Methane Princess, with a second priority charge over the Golar Mazo.

The revolving credit facility accrued floating interest at a rate per annum equal to LIBOR plus a margin of 1.15% until November 2014. The margin on LIBOR was changed to 1.34% in November 2014 due to a change in covenant requirements. The initial draw down amounted to $250 million in November 2008. The total amount outstanding at the time of refinancing, in respect of the two vessels’ facilities was $202.3 million. The revolving credit facility is a reducing facility which decreases by $2.5 million per quarter from June 30, 2009 through December 31, 2012 and by $5.5 million per quarter from March 31, 2013 through December 31, 2017. As of December 31, 2013, we had an undrawn $65 million available to us under this revolving credit facility, which we drew down in March 2014. Accordingly, as of December 31, 2014, we have no ability to draw additional amounts under this facility. The loan has a term of ten years and is repayable in quarterly installments commencing in May 2009 with a final balloon payment of $137.5 million due in March 2018, its maturity date. As of December 31, 2014, $203.5 million was outstanding on the revolving credit facility.

Golar Partners Operating Credit Facility

In June 2013, we refinanced existing lease financing arrangements in respect of two vessels, the Golar Winter and the Golar Grand, and entered into a new five year, $275 million loan facility with a banking consortium. The loan facility is split into two tranches, a $225 million term loan facility and a $50 million revolving credit facility which matures in June 2018. In December 2014, we drew down $40 million on the revolving credit facility. As of December 31, 2014, we had an undrawn balance of $10 million available to us under this revolving credit facility. The loan facility is secured against the Golar Winter and the Golar Grand and is repayable in quarterly installments with a final balloon payment of $130 million payable in July 2018. The loan facility and the revolving credit facility bear interest at LIBOR plus a margin of 3% together with a commitment fee of 1.2% on any undrawn portion of the facility. As of December 31, 2014, we had $235.0 million of borrowings outstanding under the Golar Partners Operating credit facility.

Golar Freeze Facility

We assumed the Golar Freeze facility pursuant to the purchase of the Golar Freeze from Golar, in October 2011. The amount originally drawn down under the facility in June 2010 was $125 million. The amount outstanding under the facility at the time we assumed the debt was approximately $108.0 million.  The Golar Freeze facility is secured against the Golar Freeze. The facility is with a syndicate of banks and financial institutions and bears interest at LIBOR plus a margin of 3%. The facility is split into two tranches, the commercial loan facility and the Exportfinans loan facility. The Exportfinans loan facility tranche is for $50 million with a term of eight years and repayable in equal quarterly installments with the final payment due in June 2018. The Golar Freeze facility requires certain balances to be held on deposit during the period of the loan (see note 17). The commercial loan facility tranche matures in May 2015 and the Exportfinans loan facility tranche matures in 2018.

Repayments under the commercial loan facility tranche are due quarterly based on an annuity profile with a final balloon payment of $34.8 million payable in May 2015 which is presented under current debt. As of December 31, 2014, we had $59.1 million of borrowings outstanding under the Golar Freeze facility.

In April 2015, we obtained a signed term sheet from certain lenders to refinance the Golar Maria credit facility (which matures in December 2015) and the commercial loan tranche of the Golar Freeze facility (which matures in June 2015). The entry into the new credit agreement to refinance the Golar Maria credit facility and the commercial loan tranche of the Golar Freeze facility is subject to the negotiation and execution of a definitive credit agreement and the satisfaction of certain conditions ordinarily contained in these types of credit agreements. We cannot assure you that such proposed new credit agreement will be executed or that it will become effective prior to the maturity date of the Golar Maria credit facility or the commercial loan tranche of the Golar Freeze facility. Based on the term sheet, we expect that the facility will be a senior secured amortizing term loan and revolving credit facility in an amount equal to the lesser of $180 million or 60% of the combined fair market value of the vessels, the Golar Maria and the Golar Freeze, of which $120 million is a binding commitment. We expect that the facility will be divided to a term loan facility and a revolving credit facility. We expect that the term loan will be in an amount equal to the lesser of $150 million or 50% of the combined fair market value of the vessels and will be repaid in 12 quarterly installments of $3 million plus a balloon payment of $114 million. We expect that the revolving credit facility will be equal to the lower of $30 million or 10% of the combined fair market value of the vessels. The revolving credit facility will be available for drawing on a full revolving basis from drawdown of the term loan, up to three months prior to the final maturity date, in a minimum amount of $5 million. All amounts outstanding will be subject to repayment by the final maturity date, which we expect will be June 30, 2018. We therefore classified $34.8 million due under the commercial loan tranche of the Golar Freeze credit facility under long term-debt in our consolidated balance sheet.

NR Satu Facility

In December 2012, PTGI, the company that owns and operates the FSRU, NR Satu, entered into a seven year secured loan facility. The total facility amount is $175 million and is split into two tranches, a $155 million term loan facility and a $20 million revolving facility. The facility is with a syndicate of banks and bears interest at LIBOR plus a margin of 3.5% together with a commitment fee of 1.4% on any undrawn portion of the facility. PTGI drew down $155 million on the term loan facility in December 2012. As of December 31, 2014, we had an undrawn balance of $20 million available to us under the revolving facility. The loan is payable on a quarterly basis with a final balloon payment of $52.5 million payable in March 2020. The NR Satu facility requires certain balances to be held on deposit during the period of the loan (see note 17). As of December 31, 2014, we had $126.4 million of borrowings outstanding under this facility.

Golar Igloo Debt

The Golar Igloo debt originally formed part of Golar's $1.125 billion facility to fund eight of its newbuildings. The portion of the debt secured against the Golar Igloo was assumed by us upon our acquisition of the vessel from Golar in March 2014. The amount drawn down under the original facility and the balance outstanding at the date of acquisition was $161.3 million. The Golar Igloo debt bears interest at LIBOR plus a margin. The debt is divided into three tranches, with the following general terms, in line with the original facility:

Tranche	Proportion of debt	Term of loan	Repayment terms	Margin on LIBOR
K-Sure	40%	12 years	Semi-annual installments	2.10%
KEXIM	40%	12 years	Semi-annual installments	2.75%
Commercial	20%	5 years	Semi-annual installments, unpaid balance to be refinanced after 5 years	2.75%

The K-Sure Tranche, is funded by a consortium of lenders, of which 95% is guaranteed by a Korean Trade Insurance Corporation (or K-Sure) policy; the KEXIM tranche is funded by the Export Import Bank of Korea (or KEXIM). The commercial tranche is funded by a syndicate of banks and is for a term of five years from the date of drawdown with a final balloon payment of $20.2 million due in February 2019. In the event the commercial tranche is not refinanced prior to the end of the five years, KEXIM has an option to demand repayment of the balance outstanding under the KEXIM tranche. As of December 31, 2014, we had $154.6 million of borrowings outstanding under the facility.

As of December 31, 2014, the margins we pay under our loan agreements are above LIBOR at a fixed or floating rate ranging from 1.34% to 3.50%. The margin related to our high-yield bond is 5.20% above NIBOR.

Debt and lease restrictions

Our loan debt is collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary. The existing financing agreements impose operating and financing restrictions which may limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the lenders. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements. Our various debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants, working capital ratios, net debt to EBITDA ratios and minimum free cash restrictions. With regards to cash restrictions, we have covenanted to retain at least $30 million of cash and cash equivalents on a consolidated group basis. In addition, there are cross default provisions in most of our and Golar's loan and lease agreements.

Schedule of Debt [Table Text Block]

(in thousands of $)	2014	2013
Total debt	1,052,532	889,471
Less: Short-term debt due to related parties	(20,000)	—
Less: Current portion of long-term debt due to third parties	(124,221)	(156,363)
Long-term debt	908,311	733,108